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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

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                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

                                      AMONG

                              K-SEA INVESTORS L.P.,

                            K-SEA TRANSPORTATION LLC,

                                EW HOLDING CORP.,

                           K-SEA TRANSPORTATION CORP.,

                       K-SEA TRANSPORTATION PARTNERS L.P.

                                       AND

                        K-SEA OPERATING PARTNERSHIP L.P.


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                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS............................................................................3
   Section 1.1   Definitions.....................................................................3

ARTICLE II RECORDATION..........................................................................10
   Section 2.1   Recordation of Evidence of Ownership of Assets.................................10

ARTICLE III TRANSACTIONS........................................................................10
   Section 3.1   K-Sea Corp Transactions........................................................10
   Section 3.2   EWH Transactions...............................................................11
   Section 3.3   KST LLC Transactions...........................................................12
   Section 3.4   Consideration for the Conveyance of the Conveyed Assets........................13
   Section 3.5   Public Cash Contribution.......................................................13
   Section 3.6   Partnership Receipt of Contribution; Payment of Expenses; Contribution.........13
   Section 3.7   Merger into Operating Partnership..............................................13
   Section 3.8   Distribution of General Partner Interests......................................13
   Section 3.9   Contribution to Operating Partnership..........................................13
   Section 3.10  Operating Partnership Use of Proceeds..........................................13
   Section 3.11  K-Sea Transportation Inc.......................................................14

ARTICLE IV ADDITIONAL TRANSACTIONS..............................................................14
   Section 4.1   Exercise of the Over-Allotment Option..........................................14

ARTICLE V TITLE MATTERS.........................................................................14
   Section 5.1   Encumbrances...................................................................14
   Section 5.2   Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws...............14

ARTICLE VI FURTHER ASSURANCES...................................................................16
   Section 6.1   Further Assurances.............................................................16
   Section 6.2   Power of Attorney..............................................................17
   Section 6.3   Access to Books and Records....................................................17

ARTICLE VII MISCELLANEOUS.......................................................................17
   Section 7.1   Order of Completion of Transactions............................................17
   Section 7.2   Consents.......................................................................17
   Section 7.3   Costs..........................................................................18
   Section 7.4   Governing Law; Submission to Jurisdiction......................................18
   Section 7.5   Entire Agreement; Supersedure..................................................18
   Section 7.6   Amendment or Modification......................................................18
   Section 7.7   Successors and Assigns.........................................................18
   Section 7.8   No Third Party Rights..........................................................18
   Section 7.9   Counterparts...................................................................19
   Section 7.10  Severability...................................................................19
   Section 7.11  Gender, Parts, Articles and Sections...........................................19

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SCHEDULES

Schedule 1.1(a)      -   Vessels

Schedule 1.1(b)      -   Dry Cargo Barges

Schedule 1.1(c)      -   Notes

Schedule 1.1(d)      -   Bareboat Chartered Vessels


EXHIBITS

Exhibit 3.1(a)       -   Agreement and Plan of Merger between K-Sea Corp and
                         Corp5

Exhibit 3.1(b)       -   Agreement and Plan of Merger between Corp5 and LP5

Exhibit 3.1(c)       -   Agreement and Plan of Merger between Corp5 and New KST
                         Corp

Exhibit 3.2(a)       -   Agreement and Plan of Merger between EWH and Corp4

Exhibit 3.2(b)       -   Agreement and Plan of Merger between Corp4 and LP4

Exhibit 3.2(c)       -   Agreement and Plan of Merger between Corp4 and New EWH

Exhibit 3.3(a)       -   Agreement and Plan of Merger between KST LLC and LP1

Exhibit 3.3(b)       -   Agreement and Plan of Merger between LP1 and LP2

Exhibit 3.3(c)       -   Agreement and Plan of Merger among LP1, GP1 and New KST
                         LLC

Exhibit 3.7          -   Agreement and Plan of  Merger  among  LP2, GP2, LP4,
                         GP4, LP5, GP5 and the Operating Partnership

Exhibit 3.11         -   Form of Bareboat Charter between the Operating
                         Partnership and K-Sea Transportation Inc.

                                       ii
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                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

                  THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT (this "AGREEMENT") is entered into on, and effective as of, January 14, 2004 (the "CLOSING DATE") by and among K-Sea Investors L.P., a Delaware limited partnership ("K-SEA INVESTORS"), K-Sea Transportation LLC, a Delaware limited liability company and majority owned subsidiary of K-Sea Investors ("KST LLC"), EW Holding Corp., a New York corporation and wholly owned subsidiary of KSA (as defined below) ("EWH"), K-Sea Transportation Corp., a New York corporation and wholly owned subsidiary of EWH ("K-SEA CORP" and, together with KST LLC, EWH and K-Sea Acquisition Corp., a Delaware corporation and wholly owned subsidiary of KST LLC ("KSA"), the "K-SEA GROUP"), K-Sea Transportation Partners L.P., a Delaware limited partnership (the "PARTNERSHIP"), and K-Sea Operating Partnership L.P., a Delaware limited partnership and wholly owned indirect subsidiary of the Partnership (the "OPERATING PARTNERSHIP").

                                 R E C I T A L S

         1. The Partnership and the Operating Partnership have been formed pursuant to the Delaware Revised Uniform Limited Partnership Act for the purpose of, among other things, acquiring, owning and operating the assets of the K-Sea Group used in the business of providing refined petroleum product marine transportation, distribution and logistics services.

         2. In furtherance of accomplishing the objectives set forth in the foregoing recital, the following actions have been taken prior to the date hereof:

         a. Timothy J. Casey ("CASEY") formed K-Sea General Partner GP LLC, a Delaware limited liability company in which he owned all of the limited liability company interests ("GENERAL PARTNER GP").

         b. Casey transferred 0.01% of his interest in K-Sea General Partner LLC, a Delaware limited liability company and the former general partner of the Partnership (the "FORMER GP"), to General Partner GP.

         c. The Former GP converted from a Delaware limited liability company to a Delaware limited partnership named K-Sea General Partner L.P. (the "GENERAL PARTNER"), with General Partner GP owning a 0.01% general partner interest therein, Casey owning a 99.99% limited partner interest therein and the General Partner being the general partner of the Partnership and owning a 2% general partner interest therein.

         d. The Partnership formed K-Sea OLP GP, LLC, a Delaware limited liability company in which it owns all of the limited liability company interests ("OLP GP").

         e. The Partnership and OLP GP formed the Operating Partnership, in which OLP GP owns a 0.01% general partner interest and the Partnership owns a 99.99% limited partner interest.

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         f.       The Operating Partnership formed K-Sea Transportation Inc., a
                  Delaware corporation in which it owns all of the capital stock. ("K-SEA TRANSPORTATION INC.").

         g. Casey transferred (i) his 99.99% limited partner interest in the General Partner to KST LLC and (ii) his 100% member interest in General Partner GP to KST LLC.

         h. The Partnership redeemed Casey's 98% limited partner interest in the Partnership, and KST LLC was issued 665,000 common units and 2,983,182 subordinated units in the Partnership and EWH and K-Sea Corp were issued 727,273 and 454,545 subordinated units, respectively, in the Partnership, representing in the aggregate a 98% limited partner interest therein.

         i. The certain members of the management of the K-Sea Group that are also members of KST LLC (the "K-SEA MEMBERS") and K-Sea Investors formed K-Sea GP1, LLC, a Delaware limited liability company in which K-Sea Investors owns 98.3% and the K-Sea Members (as a group) own 1.7% of the limited liability company interests ("GP1").

         j. K-Sea Investors, the K-Sea Members and GP1 formed K-Sea LP1, L.P., a Texas limited partnership in which GP1 owns a 0.01% general partner interest and K-Sea Investors and the K-Sea Members collectively own a 99.99% limited partner interest ("LP1").

         k. LP1 formed K-Sea GP2, LLC, a Delaware limited liability company in which it owns all of the limited liability company interests ("GP2").

         l. LP1 and GP2 formed K-Sea LP2, L.P., a Texas limited partnership in which GP2 owns a 0.01% general partner interest and LP1 owns a 99.99% limited partner interest ("LP2").

         m. New K-Sea Transportation LLC, a Delaware limited liability company to which each member of KST LLC transfers its interest in KST LLC in return for membership interests in New K-Sea Transportation LLC ("NEW KST LLC"), was formed.

         n. EWH formed K-Sea GP4, LLC, a Delaware limited liability company in which it owns all of the limited liability company interests ("GP4").

         o. EWH and GP4 formed K-Sea LP4, L.P., a Texas limited partnership in which GP4 owns a 0.01% general partner interest and EWH owns a 99.99% limited partner interest ("LP4").

         p. EWH formed K-Sea Transition4 Corp., a Texas corporation in which it owns all of the capital stock ("CORP4").

         r. Corp4 formed New EW Holding Corp., a Delaware corporation in which it owns all of the capital stock ("NEW EWH").

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         s.       K-Sea Corp formed K-Sea GP5, LLC, a Delaware limited liability company in which it owns all of the limited liability company interests ("GP5").

         t. K-Sea Corp and GP5 formed K-Sea LP5, L.P., a Texas limited partnership in which GP5 owns a 0.01% general partner interest and K-Sea Corp owns a 99.99% limited partner interest ("LP5").

         u. K-Sea Corp formed K-Sea Transition5 Corp., a Texas corporation in which it owns all of the capital stock ("CORP5").

         v. Corp5 formed New K-Sea Transportation Corp., a Delaware corporation in which it owns all of the capital stock ("NEW KST CORP").

         3. In connection with the closing of the initial public offering by the Partnership of its common units (the "OFFERING"), the transactions set forth in Article III will occur.

         4. In connection with the transactions described in the foregoing recitals, this Agreement provides for and effectuates additional transactions relating to the closing of the Offering.

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings set forth below:

                 "ACTION" means any action, suit, proceeding, condemnation, investigation, inquiry or audit by or before any court or other Governmental Authority, whether of a civil, criminal, administrative, investigative or private nature, or any arbitration proceeding or alternative dispute resolution procedure.

                 "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

                 "AGREEMENT" means this Contribution, Conveyance and Assumption Agreement, as amended, modified or supplemented from time to time in accordance with the terms hereof.

                 "ATTORNEY-IN-FACT" shall have the meaning ascribed to such term in Section 6.2.

                 "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Section 7.2.

                 "BFI CONTRACT" means the letter agreement naming K-Sea Corp as the primary marine subcontractor for Allied Waste for municipal waste contracts in New York City.

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                 "CAPITAL STOCK" means, with respect to any Person, any
         corporate capital stock, membership interests in a limited liability company, limited or general partner equity interests in a partnership or any other equity interest in such Person.

                 "CASEY" shall have the meaning ascribed to such term in recital 2(a).

                 "CLOSING DATE" shall have the meaning ascribed to such term in the preamble.

                 "COMPANY ASSETS" means, with respect to any member of the K-Sea Group, all of the assets, properties and rights (whether or not included below) of such member of the K-Sea Group, including, without limitation, the following:

                       (i) all vessels of such member of the K-Sea Group, including, without limitation, the vessels set forth on SCHEDULE 1.1(a) hereto, together with all of such vessels' appurtenances, parts, instruments, accessories and other equipment installed thereon and all stores, fuel oil and lube oil on board any such vessel and all insurance policies, cover notes and entries respecting insurance on such vessels and proceeds therefrom;

                       (ii) all bareboat charters, time charters, contracts of affreightment, voyage charters, leases, contracts and other agreements of such member of the K-Sea Group;

                       (iii) all cash, cash equivalents, deposits and other current assets of such member of the K-Sea Group;

                       (iv) copies of all books, operating and financial records, correspondence, files, vendor lists, customer lists, customer account information, sales brochures and other data used in or relating to the business of such member of the K-Sea Group;

                       (v) all intellectual property, including patents, trademarks, trade names and other names used in the business of such member of the K-Sea Group, trade secrets, fictitious names, service marks, designs, literature, logos, business cards, stationery and advertising materials used in the business of such member of the K-Sea Group, and all computer software owned or licensed by such member of the K-Sea Group and used in the business of such member of the K-Sea Group;

                       (vi) interests in all leases and licenses of furniture, equipment, supplies, vehicles, computer hardware or software, offices and properties used in the business of such member of the K-Sea Group;

                       (vii) all maintenance, development and support agreements to which such member of the K-Sea Group is a party;

                       (viii) all office furniture, supplies, radio equipment, vehicles, computer systems, tools, equipment and fixed assets (including fixtures), leasehold improvements

                                        4
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         located in the offices of such member of the K-Sea Group in Staten
         Island, New York or elsewhere or otherwise used in the business of such member of the K-Sea Group;

                       (ix) all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities relating to such member of the K-Sea Group, to the extent that any of the foregoing may be transferred (upon any filing, application or other action by such member of the K-Sea Group or other Person);

                       (x)    all goodwill of such member of the K-Sea Group;

                       (xi) such other assets of such member of the K-Sea Group as are incidental to, related to, required to and necessary to operate the current business of such member of the K-Sea Group; and

                       (xii) all rights under express or implied warranties, if any, from suppliers, manufacturers or others with respect to any of the foregoing.

                 "CONVEYED ASSETS" means, collectively, the EWH Conveyed
         Assets, the K-Sea Corp Conveyed Assets and the KST LLC Conveyed Assets.

                 "CONVEYED LIABILITIES" means, collectively, the EWH Conveyed Liabilities, the K-Sea Corp Conveyed Liabilities and the KST LLC Conveyed Liabilities.

                 "CONVEYING PARTIES" shall have the meaning ascribed to such term in Section 6.2.

                 "CORP4" shall have the meaning ascribed to such term in recital 2(p).

                 "CORP5" shall have the meaning ascribed to such term in recital 2(u).

                 "COVERED INJURIES" means any injury caused or alleged to be caused by exposure to asbestos or secondary or passive smoke.

                 "EWH" shall have the meaning ascribed to such term in the preamble.

                 "EWH CONVEYED ASSETS" means all Company Assets of EWH immediately prior to the effectiveness of the transactions provided for by this Agreement, excluding the EWH Retained Assets.

                 "EWH CONVEYED LIABILITIES" means all liabilities and obligations incurred with respect to the EWH Conveyed Assets, (i) including, without limitation, the EWH Title XI Liabilities, and (ii) excluding the EWH Retained Liabilities.

                 "EWH RETAINED ASSETS" means all right, title and interest in and to (i) the dry cargo barges described on SCHEDULE 1.1(b) hereto,
         (ii) any capital stock of New KST Corp, New EWH, GP4, LP4 or the Partnership, (iii) the Joint Venture Interest, (iv) any minute books, tax returns, stock records and other corporate documents of EWH, (v) all of the assets, properties and rights of Corp4 immediately prior to the effectiveness of the transactions provided for by this Agreement and (vi) all rights under express or implied

                                        5
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         warranties, if any, from suppliers, manufacturers or others with respect to any of the foregoing.

                 "EWH RETAINED LIABILITIES" means any and all liabilities and obligations of any and every kind or character of (i) EWH arising out of or relating to (x) Special Toxic Tort Losses and (y) the Put Agreement, and (ii) Corp4 immediately prior to the effectiveness of the transactions provided for by this Agreement.

                 "EWH TITLE XI LIABILITIES" means any and all liabilities and obligations of EWH for the Title XI Liabilities.

                 "FORMER GP" shall have the meaning ascribed to such term in recital 2(b).

                 "GENERAL PARTNER" shall have the meaning ascribed to such term in recital 2(c).

                 "GENERAL PARTNER GP" shall have the meaning ascribed to such term in recital 2(a).

                 "GOVERNMENTAL AUTHORITY" means (i) the United States of America, (ii) any state, province, county, municipality or other governmental subdivision within the United States of America, (iii) any court or any governmental department, commission, board, bureau, agency or other instrumentality of the United States of America, or of any state, province, county, municipality or other governmental subdivision within the United States of America, and (iv) any arbitration tribunal having jurisdiction over any member of the K-Sea Group, the Partnership or the Operating Partnership.

                 "GP1" shall have the meaning ascribed to such term in recital 2(i).

                 "GP2" shall have the meaning ascribed to such term in recital 2(k).

                 "GP4" shall have the meaning ascribed to such term in recital 2(n).

                 "GP5" shall have the meaning ascribed to such term in recital 2(s).

                 "JOINT VENTURE INTEREST" means the capital stock owned by EWH of EMR Investment Corp., a Delaware corporation, and the 50% ownership by such company of the capital stock of Tug Emma M. Roehrig, LLC, a New York limited liability company.

                 "KSA" shall have the meaning ascribed to such term in the preamble.

                 "K-SEA CORP" shall have the meaning ascribed to such term in the preamble.

                 "K-SEA CORP CONVEYED ASSETS" means all Company Assets of K-Sea Corp immediately prior to the effectiveness of the transactions provided for by this Agreement, excluding the K-Sea Corp Retained Assets.

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                 "K-SEA CORP CONVEYED LIABILITIES" means all liabilities and obligations incurred with respect to the K-Sea Corp Conveyed Assets,
         (i) including, without limitation, the K-Sea Corp Title XI Liabilities, and (ii) excluding the K-Sea Corp Retained Liabilities.

                 "K-SEA CORP RETAINED ASSETS" means all right, title and interest in and to (i) the BFI Contract, (ii) any capital stock of New KST Corp, GP5, LP5 or the Partnership, (iii) any minute books, tax returns, stock records and other corporate documents of K-Sea Corp,
         (iv) all of the assets, properties and rights of Corp5 immediately prior to the effectiveness of the transactions provided for by this Agreement, (v) any intercompany receivables due from KSA or KST LLC and
         (vi) all rights under express or implied warranties, if any, from suppliers, manufacturers or others with respect to any of the foregoing.

                 "K-SEA CORP RETAINED LIABILITIES" means any and all liabilities and obligations of any and every kind or character of (i) K-Sea Corp arising out of or relating to (x) Special Toxic Tort Losses and (y) the Put Agreement, and (ii) Corp5 immediately prior to the effectiveness of the transactions provided for by this Agreement.

                 "K-SEA CORP TITLE XI LIABILITIES" means any and all liabilities and obligations of K-Sea Corp for the Title XI Liabilities.

                 "K-SEA GROUP" shall have the meaning ascribed to such term in the preamble.

                 "K-SEA INVESTORS" shall have the meaning ascribed to such term in the preamble.

                 "K-SEA MEMBERS" shall have the meaning ascribed to such term in recital 2(i).

                 "K-SEA TRANSPORTATION INC." shall have the meaning ascribed to such term in recital 2(f).

                 "KST LLC" shall have the meaning ascribed to such term in the preamble.

                 "KST LLC CONVEYED ASSETS" means all Company Assets of KST LLC immediately prior to the effectiveness of the transactions provided for by this Agreement, excluding the KST LLC Retained Assets.

                 "KST LLC CONVEYED LIABILITIES" means all liabilities and obligations incurred with respect to the KST LLC Conveyed Assets, (i) including, without limitation, the KST LLC Title XI Liabilities, and
         (ii) excluding the KST LLC Retained Liabilities.

                 "KST LLC RETAINED ASSETS" means all right, title and interest in and to (i) any capital stock of KSA, GP2, LP2, General Partner GP, the General Partner or the Partnership, (ii) any minute books, tax returns, stock records and other limited liability company documents of KST LLC, (iii) all of the assets, properties and rights of LP1 immediately prior to the effectiveness of the transactions provided for by this Agreement, (iv) proceeds arising out of or relating to the Petroleum Tax Dispute, (v) any amounts due or otherwise payable to KST LLC pursuant to the Member Notes and (vi) all rights under

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         express or implied warranties, if any, from suppliers, manufacturers or others with respect to any of the foregoing.

                 "KST LLC RETAINED LIABILITIES" means any and all liabilities and obligations of any and every kind or character of (i) KST LLC arising out of or relating to (x) Special Toxic Tort Losses, (y) any intercompany payables due to K-Sea Corp and (z) the Put Agreement, and
         (ii) LP1 immediately prior to the effectiveness of the transactions provided for by this Agreement.

                 "KST LLC TITLE XI LIABILITIES" means any and all liabilities and obligations of KST LLC for the Title XI Liabilities.

                 "LOSSES" means any losses, damages, liabilities, claims, demands, causes of action, judgments, settlements, fines, penalties, costs, and expenses (including, without limitation, court costs and reasonable attorney's fees and expert's fees) of any and every kind or character.

                 "LP1" shall have the meaning ascribed to such term in recital 2(j).

                 "LP2" shall have the meaning ascribed to such term in recital 2(l).

                 "LP4" shall have the meaning ascribed to such term in recital 2(o).

                 "LP5" shall have the meaning ascribed to such term in recital 2(t).

                 "MARITRANS NOTE" means the 8.5% Subordinated Note (dated December 21, 1999) due December 21, 2005 from KST LLC to Maritrans Operating Partners L.P.

                 "MEMBER NOTES" means the indebtedness of various Persons to KST LLC set forth on SCHEDULE 1.1(c) hereto.

                 "NEW EWH" shall have the meaning ascribed to such term in recital 2(r).

                 "NEW KST CORP" shall have the meaning ascribed to such term in recital 2(v).

                 "NEW KST LLC" shall have the meaning ascribed to such term in recital 2(m).

                 "NET OFFERING PROCEEDS" shall have the meaning ascribed to such term in Section 3.6.

                 "OFFERING" shall have the meaning ascribed to such term in recital 3.

                 "OFFERING PROCEEDS" shall have the meaning ascribed to such term in Section 3.5.

                 "OLP GP" shall have the meaning ascribed to such term in recital 2(d).

                 "OPERATING PARTNERSHIP" shall have the meaning ascribed to such term in the preamble.

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                 "PARTNERSHIP" shall have the meaning ascribed to such term in the preamble.

                 "PERSON" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

                 "PETROLEUM TAX DISPUTE" means that dispute related to claims by predecessors of K-Sea Corp. for refunds of petroleum business taxes paid in the early 1990s in respect of periods during the 1980s.

                 "PREDECESSOR COMPANIES" means each member of the K-Sea Group and their respective predecessors, A & C Ship Fueling Corp., Barge E 57 Corp., Egret Marine Corp., Eklof Transportation Co., Inc., Gowanus Marine Corp., Island Park Tanker Corp., Narrows Tanker Corp., Odin Marine Corp., Solvent Tanker Corp., South Bay Fuel Transportation, Inc., Thor Towing Corp., Wallin Marine Corp. and any controlled Affiliate of the foregoing.

                 "PUT AGREEMENT" means the Put Agreement dated November 14, 2001 by KST LLC, EWH and K-Sea Corp in favor of LaSalle National Leasing Corporation.

                 "RESTRICTION" shall have the meaning ascribed to such term in
         Section 7.2.

                 "RESTRICTION ASSET" shall have the meaning ascribed to such term in Section 7.2.

                 "RETAINED ASSETS" means, collectively, the EWH Retained Assets, the K-Sea Corp Retained Assets and the KST LLC Retained Assets.

                 "RETAINED LIABILITIES" means, collectively, the EWH Retained Liabilities, the K-Sea Corp Retained Liabilities and the KST LLC Retained Liabilities.

                 "REVERTER AGREEMENT" means that certain Reverter Agreement, Contract No. MA-13888, dated as of December 24, 2003 by and among K-Sea LLC, KSA, EWH, K-Sea Corp, LP1, LP2, Corp4, LP4, Corp5, LP5, New KST LLC, New EWH, New KST Corp, the Partnership, the Operating Partnership and the Secretary.

                 "SECRETARY" means the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator.

                 "SPECIAL TOXIC TORT LOSSES" means all Losses suffered or incurred by reason of or arising out of any past, current or future Action initiated by or on behalf of any Person, including, without limitation, any current, retired or deceased seaman or contractor, seeking any damages for Covered Injuries attributable to events or conditions that occurred or existed, or that are alleged to have occurred or existed, prior to the Closing Date aboard vessels or on any premises at any time owned, leased or otherwise operated by any of the Predecessor Companies.

                 "TBCA" means the Texas Business Corporation Act.

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                 "TERM LOANS" means the loans to various Persons set forth on
         SCHEDULE 1.1(c) hereto.

                 "TITLE XI LIABILITIES" means all liabilities described in the Security Agreement, Contract No. MA-13781, dated June 7, 2002, as amended by Security Agreement Amendment No. 1 dated June 27, 2003 and Security Agreement Amendment No. 2 dated June 27, 2003 by and among K-Sea LLC, EWH and the Secretary relating to the obligations designated "United States Government Guaranteed Ship Financing Obligations, K-Sea Series 2002-1, 2002-2, 2002-3 and 2002-4" in an original aggregate principal amount of $40,441,000 to finance a portion of the cost of construction of DBL 101 (O.N. 1119760), DBL 81 (O.N. 1132231), DBL 82
         (O.N. 1137538) and Hull No. 422, to be known as DBL 102.

                 "TRLPA" means the Texas Revised Limited Partnership Act.

                                   ARTICLE II
                                   RECORDATION

         Section 2.1 RECORDATION OF EVIDENCE OF OWNERSHIP OF ASSETS . In connection with the conveyances and mergers contemplated by or provided for in this Agreement, the parties acknowledge that certain jurisdictions in which the assets of the applicable parties to such conveyances or mergers are located may require that documents be recorded by the entities resulting from such conveyances and mergers in order to evidence title to the assets owned by such entities. All such documents shall evidence such new ownership and are not intended to and shall not modify any of the terms, covenants or conditions set forth in this Agreement.

                                   ARTICLE III
                                  TRANSACTIONS

         Section 3.1 K-SEA CORP TRANSACTIONS.

                 (a) K-Sea Corp shall merge with and into Corp5, with Corp5 being the surviving entity, pursuant to the agreement and plan of merger attached hereto as EXHIBIT 3.1(a).

                 (b) Corp5 and LP5 shall merge under Section 5.01 of the TBCA and Section 2.11 of the TRLPA, with both Corp5 and LP5 surviving the merger, pursuant to the agreement and plan of merger attached hereto as EXHIBIT 3.1(b). The assets and liabilities of Corp5 prior to such merger shall be allocated to Corp5 and LP5 in accordance with the TBCA and the TRLPA in the following manner:

                          (i)    All of the K-Sea Corp Conveyed Assets shall be
owned by LP5.

                          (ii)   All of the K-Sea Corp Retained Assets shall
be owned by Corp5.

                          (iii)  LP5 hereby assumes and agrees to duly and
timely pay, perform and discharge all of the K-Sea Corp Conveyed Liabilities, to the full extent that Corp5 has been heretofore or would have been in the future obligated to pay, perform and discharge the K-Sea Corp Conveyed Liabilities were it not for such merger and the execution and delivery of this

Agreement; PROVIDED, HOWEVER, that said assumption and agreement shall not (x) increase the obligation of LP5 with respect to the K-Sea Corp Conveyed Liabilities beyond that of Corp5, (y) waive any valid defense that was available to Corp5 with respect to the K-Sea Corp Conveyed Liabilities or (z) enlarge any rights or remedies of any third party under any of the K-Sea Corp Conveyed Liabilities.

                          (iv)   Corp5 hereby assumes and agrees to duly and
timely pay, perform and discharge all of the K-Sea Corp Retained Liabilities, to the full extent that Corp5 has been heretofore or would have been in the future obligated to pay, perform and discharge the K-Sea Corp Retained Liabilities were it not for such merger and the execution and delivery of this Agreement; PROVIDED, HOWEVER, that said assumption and agreement shall not (x) increase the obligation of Corp5 with respect to the K-Sea Corp Retained Liabilities beyond that of Corp5 before such merger, (y) waive any valid defense that was available to Corp5 before such merger with respect to the K-Sea Corp Retained Liabilities or (z) enlarge any rights or remedies of any third party under any of the K-Sea Corp Retained Liabilities.

                 (c) Corp5 shall merge with and into New KST Corp, with New KST Corp being the surviving entity, pursuant to the agreement and plan of merger attached hereto as EXHIBIT 3.1(c).

         Section 3.2  EWH TRANSACTIONS.

                 (a) EWH shall merge with and into Corp4, with Corp4 being the surviving entity, pursuant to the agreement and plan of merger attached hereto as EXHIBIT 3.2(a).

                 (b) Corp4 and LP4 shall merge under Section 5.01 of the TBCA and Section 2.11 of the TRLPA, with both Corp4 and LP4 surviving the merger, pursuant to the agreement and plan of merger attached hereto as EXHIBIT 3.2(b). The assets and liabilities of Corp4 prior to such merger shall be allocated to Corp4 and LP4 in accordance with the TBCA and the TRLPA in the following manner:

                          (i)    All of the EWH Conveyed Assets shall be owned
by LP4.

                          (ii)   All of the EWH Retained Assets shall be owned
by Corp4.

                          (iii)  LP4 hereby assumes and agrees to duly and
timely pay, perform and discharge all of the EWH Conveyed Liabilities, to the full extent that Corp4 has been heretofore or would have been in the future obligated to pay, perform and discharge the EWH Conveyed Liabilities were it not for such merger and the execution and delivery of this Agreement; PROVIDED, HOWEVER, that said assumption and agreement shall not (x) increase the obligation of LP4 with respect to the EWH Conveyed Liabilities beyond that of Corp4, (y) waive any valid defense that was available to Corp4 with respect to the EWH Conveyed Liabilities or (z) enlarge any rights or remedies of any third party under any of the EWH Conveyed Liabilities.

                          (iv)   Corp4 hereby assumes and agrees to duly and
timely pay, perform and discharge all of the EWH Retained Liabilities, to the full extent that Corp4 has been heretofore or would have been in the future obligated to pay, perform and discharge the EWH Retained Liabilities were it not for such merger and the execution and delivery of this

Agreement; PROVIDED, HOWEVER, that said assumption and agreement shall not (x) increase the obligation of Corp4 with respect to the EWH Retained Liabilities beyond that of Corp4 before such merger, (y) waive any valid defense that was available to Corp4 before such merger with respect to the EWH Retained Liabilities or (z) enlarge any rights or remedies of any third party under any of the EWH Retained Liabilities.

                 (c) Corp4 shall merge with and into New EWH, with New EWH being the surviving entity, pursuant to the agreement and plan of merger attached hereto as EXHIBIT 3.2(c).

         Section 3.3  KST LLC TRANSACTIONS.

                 (a) KST LLC shall merge with and into LP1, with LP1 being the surviving entity, pursuant to the agreement and plan of merger attached hereto as EXHIBIT 3.3(a).

                 (b) LP1 and LP2 shall merge under Section 2.11 of the TRLPA, with both LP1 and LP2 surviving the merger, pursuant to the agreement and plan of merger attached hereto as EXHIBIT 3.3(b). The assets and liabilities of LP1 prior to such merger shall be allocated to LP1 and LP2 in accordance with the TRLPA in the following manner:

                          (i)    All of the KST LLC Conveyed Assets shall be
owned by LP2.

                          (ii)   All of the KST LLC Retained Assets shall be
owned by LP1.

                          (iii)  LP2 hereby assumes and agrees to duly and
timely pay, perform and discharge all of the KST LLC Conveyed Liabilities, to the full extent that LP1 has been heretofore or would have been in the future obligated to pay, perform and discharge the KST LLC Conveyed Liabilities were it not for such merger and the execution and delivery of this Agreement; PROVIDED, HOWEVER, that said assumption and agreement shall not (x) increase the obligation of LP2 with respect to the KST LLC Conveyed Liabilities beyond that of LP1, (y) waive any valid defense that was available to LP1 with respect to the KST LLC Conveyed Liabilities or (z) enlarge any rights or remedies of any third party under any of the KST LLC Conveyed Liabilities.

                          (iv)   LP1 hereby assumes and agrees to duly and
timely pay, perform and discharge all of the KST LLC Retained Liabilities, to the full extent that LP1 has been heretofore or would have been in the future obligated to pay, perform and discharge the KST LLC Retained Liabilities were it not for such merger and the execution and delivery of this Agreement; PROVIDED, HOWEVER, that said assumption and agreement shall not (x) increase the obligation of LP1 with respect to the KST LLC Retained Liabilities beyond that of LP1 before such merger, (y) waive any valid defense that was available to LP1 before such merger with respect to the KST LLC Retained Liabilities or (z) enlarge any rights or remedies of any third party under any of the KST LLC Retained Liabilities.

                 (c) LP1 and GP1 shall merge with and into New KST LLC, with New KST LLC being the surviving entity, pursuant to the agreement and plan of merger attached hereto as EXHIBIT 3.3(c).

         Section 3.4 CONSIDERATION FOR THE CONVEYANCE OF THE CONVEYED ASSETS. The parties to this Agreement acknowledge that KST LLC, EWH and K-Sea Corp received 665,000 of the Partnership's common units and 4,165,000 of the Partnership's subordinated units as consideration for agreeing to convey the Conveyed Assets to the Operating Partnership.

         Section 3.5 PUBLIC CASH CONTRIBUTION. The parties to this Agreement acknowledge a capital contribution of $85,187,500 in cash ($23.50 per common unit) from the public to the Partnership in respect of the Offering and in exchange for 3,625,000 common units representing limited partner interests in the Partnership (the "OFFERING PROCEEDS").

         Section 3.6 PARTNERSHIP RECEIPT OF CONTRIBUTION; PAYMENT OF EXPENSES; CONTRIBUTION. The Partnership acknowledges receipt of the Offering Proceeds as a capital contribution to the Partnership, and the parties to this Agreement acknowledge that the Partnership has used all of the Offering Proceeds to (i) pay the underwriting discounts and expenses incurred by the Partnership in connection with the Offering that are due and payable or that have been previously paid, (ii) pay structuring fees of $425,900 to Lehman Brothers Inc. and UBS Securities LLC for advisory services, (iii) pay $2,742,875 to redeem 125,000 common units representing limited partner interests in the Partnership from K-Sea LLC, and (iv) make a capital contribution to the Operating Partnership of the Offering Proceeds remaining after the payment of the discounts and expenses and other amounts described in clauses (i) - (iii) of this Section 3.6 (the "NET OFFERING PROCEEDS") as described in Section 3.9.

         Section 3.7 MERGER INTO OPERATING PARTNERSHIP. Pursuant to the agreement and plan of merger attached hereto as EXHIBIT 3.7, LP2, GP2, LP4, GP4, LP5 and GP5 shall merge with and into the Operating Partnership, with the Operating Partnership being the surviving entity. As a result and pursuant to the terms of such merger, the Conveyed Assets and the Conveyed Liabilities shall be the assets and liabilities of the Operating Partnership.

         Section 3.8 DISTRIBUTION OF GENERAL PARTNER INTERESTS. New KST LLC hereby distributes, grants, transfers, assigns and conveys to K-Sea Investors and the K-Sea Members, as members of New KST LLC, an undivided interest in all of the limited liability company interests in General Partner GP and 99.99% of the limited partner interests in the General Partner owned by New KST LLC, in each case in such relative proportions as correspond to such members' percentage membership interests in New KST LLC as set forth in Schedule A to the First Amended and Restated Limited Liability Company Agreement of General Partner GP dated as of January 14, 2004 and in Schedule A to the First Amended and Restated Agreement of Limited Partnership of the General Partner dated as of January 14, 2004, respectively.

         Section 3.9 CONTRIBUTION TO OPERATING PARTNERSHIP. The parties to this Agreement acknowledge the contribution by the Partnership to the Operating Partnership and the receipt by the Operating Partnership of the Net Offering Proceeds, such contribution being made by the Partnership 99.99% on its own behalf as limited partner in the Operating Partnership and .01% on behalf of OLP GP as general partner in the Operating Partnership.

         Section 3.10 OPERATING PARTNERSHIP USE OF PROCEEDS. The parties to this Agreement acknowledge that the Operating Partnership will use the Net Offering Proceeds contributed to it as set forth in Section 3.9 as follows: (i) repayment of $50,369,075.73 in respect of the Term

Loans, including $8.3 million in prepayment fees; (ii) payment of $4,556,434.00 in respect of the Maritrans Note; (iii) payment of $19,092,235.24 in respect of debt and other obligations outstanding under the K-Sea Group's current revolving credit agreement; and (iv) other general partnership purposes.

         Section 3.11 K-SEA TRANSPORTATION INC. The Operating Partnership shall enter into bareboat charters, substantially in the form attached hereto as
EXHIBIT 3.11, with K-Sea Transportation Inc. with respect to the vessels set forth on SCHEDULE 1.1(d) hereto.

                                   ARTICLE IV
                             ADDITIONAL TRANSACTIONS

         Section 4.1 EXERCISE OF THE OVER-ALLOTMENT OPTION. The parties to this Agreement acknowledge that in the event the underwriters in the Offering exercise their over-allotment option, the Partnership shall use any net proceeds therefrom to redeem common units representing limited partner interests in the Partnership then held by New KST LLC.

                                    ARTICLE V
                                  TITLE MATTERS

         Section 5.1  ENCUMBRANCES.

                 (a) Except to the extent provided in Article III or any other document executed in connection with this Agreement or the Offering, including, without limitation, the Omnibus Agreement, the contribution and conveyance (by operation of law or otherwise) of the Conveyed Assets are made expressly subject to all recorded encumbrances, agreements, defects, restrictions, and adverse claims covering the respective Conveyed Assets and all laws, rules, regulations, ordinances, judgments and orders of Governmental Authorities having or asserting jurisdiction over the Conveyed Assets and operations conducted thereon or therewith, in each case to the extent the same are valid and enforceable and affect the Conveyed Assets, including, without limitation, (i) all matters that a current on the ground survey, title insurance commitment or policy, or visual inspection of the Conveyed Assets would reflect,
(ii) the applicable liabilities assumed in Article III, and (iii) all matters contained in the applicable provisions of Article III.

                 (b) To the extent that certain jurisdictions in which the Conveyed Assets are located may require that the documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 5.1(a) immediately above shall also be applicable to the conveyances under such documents.

         Section 5.2 DISCLAIMER OF WARRANTIES; SUBROGATION; WAIVER OF BULK SALES LAWS.

                 (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES TO THIS AGREEMENT HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR

GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE CONVEYED ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE CONVEYED ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE CONVEYED ASSETS, (B) THE INCOME TO BE DERIVED FROM THE CONVEYED ASSETS, (C) THE SUITABILITY OF THE CONVEYED ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE CONVEYED ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE CONVEYED ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE CONVEYED ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE CONVEYED ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES TO THIS AGREEMENT. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, NONE OF THE PARTIES TO THIS AGREEMENT IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE CONVEYED ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, EACH OF THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE CONVEYED ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS", "WHERE IS" CONDITION WITH ALL FAULTS, AND THE CONVEYED ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES TO THIS AGREEMENT AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE CONVEYED ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN

CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT.

                 (b) To the extent that certain jurisdictions in which the Conveyed Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the disclaimers set forth in Section 5.2(a) immediately above shall also be applicable to the conveyances under such documents.

                 (c) The contributions of the Conveyed Assets made under this Agreement are made with full rights of substitution and subrogation of the respective parties receiving such contributions, and all Persons claiming by, through and under such parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the parties contributing the Conveyed Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Conveyed Assets.

                 (d) Each of the parties to this Agreement agrees that the disclaimers contained in this Section 5.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

                 (e) Each of the parties to this Agreement hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

                                   ARTICLE VI
                               FURTHER ASSURANCES

         Section 6.1 FURTHER ASSURANCES. From time to time after the Closing Date, and without any further consideration, the parties to this Agreement agree to execute, acknowledge and deliver all such additional plans, agreements, articles or certificates of merger, deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure that the applicable parties to this Agreement and entities to be formed or incorporated pursuant to the terms of this Agreement own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (ii) more fully and effectively to vest in the applicable parties to this Agreement and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and (iii) more fully and effectively to carry out the purposes and intent of this Agreement. The parties to this Agreement acknowledge that certain of the parties to this Agreement and certain other parties (including entities in formation) and the Secretary have executed the Reverter Agreement providing that the parties to the Reverter Agreement take certain specified actions if the mergers described in Sections 3.1 - 3.3 and 3.7 are not consummated or effected within the time period specified in the Reverter Agreement.

         Section 6.2 POWER OF ATTORNEY. Each party that has conveyed the Conveyed Assets as reflected by this Agreement (collectively, the "CONVEYING PARTIES") hereby constitutes and appoints the General Partner (the "ATTORNEY-IN-FACT"), its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the applicable Conveying Party and its successors and assigns, and for the benefit of the Attorney-in-Fact to demand and receive from time to time the Conveyed Assets contributed and to execute in the name of the applicable Conveying Party and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the applicable Conveying Party for the benefit of the Attorney-in-Fact, any and all proceedings at law, in equity or otherwise which the Attorney-in-Fact may deem proper in order to (i) collect, assert or enforce any claims, rights or titles of any kind in and to the Conveyed Assets, (ii) defend and compromise any and all actions, suits or proceedings in respect of any of the Conveyed Assets, and
(iii) do any and all such acts and things in furtherance of this Agreement as the Attorney-in-Fact shall deem advisable. Each Conveying Party hereby declares that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of any Conveying Party or its successors or assigns or by operation of law.

         Section 6.3 ACCESS TO BOOKS AND RECORDS. Each of EWH, K-Sea Corp and KST LLC agrees (i) to give the Operating Partnership and OLP GP, as general partner of the Operating Partnership, access during regular business hours to its respective minute books, tax returns, stock records and other corporate or limited liability company documents that it retained as Retained Assets upon reasonable prior notice, and (ii) to allow the Operating Partnership and OLP GP to make copies of any such documents.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 ORDER OF COMPLETION OF TRANSACTIONS. The transactions provided for in Article III shall be completed on the Closing Date in the order set forth therein, followed by the transaction provided for in Article IV.

         Section 7.2 CONSENTS. If there are prohibitions against or conditions to the contribution and conveyance of one or more of the Conveyed Assets without the prior written consent of third parties, including, without limitation, Governmental Authorities (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a material breach of such prohibitions or conditions or would give an outside party the right to terminate rights of the party to whom the applicable assets were intended to be conveyed (the "BENEFICIAL OWNER") with respect to such portion of the Conveyed Assets (herein called a "RESTRICTION"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Conveyed Assets (herein called the "RESTRICTION ASSET") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction Asset subject thereto shall become effective automatically as of the Closing Date, without further action on the part of any party to this Agreement. Each of the applicable parties to this Agreement that were involved with the conveyance of a Restriction Asset agree to use their reasonable best efforts to obtain on a timely basis satisfaction of any Restriction applicable to any Restriction Asset conveyed by or acquired by any of them. The description of any portion of the Conveyed Assets as a "Restriction Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Conveyed Assets. In the event that any Restriction Asset exists, the applicable party agrees to continue to hold such Restriction Asset in trust for the exclusive benefit of the applicable party to whom such Restriction Asset was intended to be conveyed and to otherwise use its reasonable best efforts to provide such other party with the benefits thereof, and the party holding such Restriction Asset will enter into other agreements, or take such other action as it may deem necessary, in order to ensure that the applicable party to whom such Restriction Asset was intended to be conveyed has the assets and concomitant rights necessary to enable the applicable party to operate such Restriction Asset in all material respects as it was operated prior to the Closing Date.

         Section 7.3 COSTS. The Partnership shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the Partnership shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to
Section 7.2.

         Section 7.4 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction shall apply. Each party hereto hereby submits to the jurisdiction of the state and federal courts in the State of New York and to venue in New York, New York.

         Section 7.5 ENTIRE AGREEMENT; SUPERSEDURE. This Agreement, together with the exhibits to this Agreement as executed, delivered and filed, as applicable, constitutes the entire agreement of the parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

         Section 7.6 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

         Section 7.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

         Section 7.8 NO THIRD PARTY RIGHTS. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other Person or confer upon any other Person any benefits, rights or remedies and no Person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

         Section 7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

         Section 7.10 SEVERABILITY. If any provision of this Agreement or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         Section 7.11 GENDER, PARTS, ARTICLES AND SECTIONS. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. All references to Article numbers and Section numbers refer to Articles and Sections of this Agreement, unless the context otherwise requires.

               IN WITNESS WHEREOF, the parties have executed this Agreement on, and effective as of, the date first set forth above.

                               K-SEA INVESTORS L.P.

                               By: PARK AVENUE TRANSPORTATION, INC.,
                               its general partner


                               By:    /s/ BRIAN P. FRIEDMAN
                                     ----------------------------------------
                                     Brian P. Friedman
                                     President


                               K-SEA TRANSPORTATION LLC


                               By:    /s/ TIMOTHY J. CASEY
                                     ----------------------------------------
                                     Timothy J. Casey
                                     President


                               EW HOLDING CORP.


                               By:    /s/ TIMOTHY J. CASEY
                                     ----------------------------------------
                                     Timothy J. Casey
                                     President


                               K-SEA TRANSPORTATION CORP.


                               By:    /s/ TIMOTHY J. CASEY
                                     ----------------------------------------
                                     Timothy J. Casey
                                     President

                               K-SEA TRANSPORTATION PARTNERS L.P.

                               By:   K-SEA GENERAL PARTNER L.P.,
                                     its general partner


                                     By: K-SEA GENERAL PARTNER GP LLC,
                                         its general partner


                                         By:  /s/ TIMOTHY J. CASEY
                                             ---------------------------------
                                             Timothy J. Casey
                                             President

                               K-SEA OPERATING PARTNERSHIP L.P.

                                     By: K-SEA OLP GP, LLC, its general partner


                                         By:  /s/ Timothy J. Casey
                                             ---------------------------------
                                             Timothy J. Casey
                                             President

                                 SCHEDULE 1.1(a)
                                     VESSELS

                        K-SEA TRANSPORTATION LLC VESSELS

              VESSEL NAME                              VESSEL TYPE
              -----------                              -----------
Yankee.................................                  Tugboat
DBL 151................................                   Barge
Viking.................................                  Tugboat
Taurus.................................                  Tugboat
Jet Trader.............................                   Tanker
DBL 3201...............................                   Barge
Oyster Bay.............................                   Barge
E-10...................................                   Barge
Essex..................................                   Barge
Wallabout Bay..........................                   Barge
Great Lakes............................                   Tanker
DBL 31.................................                   Barge
DBL 32.................................                   Barge
Baltic Sea.............................                  Tugboat
Volunteer..............................                  Tugboat
DBL 105................................                   Barge
KTC - 60...............................                   Barge
KTC - 81...............................                   Barge
KTC - 90...............................                   Barge
KTC - 96...............................                   Barge
KTC - 135..............................                   Barge
KTC - 155..............................                   Barge
KTC - 55...............................                   Barge
DBL 70.................................                   Barge
KTC - 71...............................                   Barge
Tasman Sea.............................                  Tugboat
Irish Sea..............................                  Tugboat
Beaufort Sea...........................                  Tugboat
Bering Sea.............................                  Tugboat
Adriatic Sea...........................                  Tugboat
Java Sea...............................                  Tugboat
Coral Sea..............................                  Tugboat
Kara Sea...............................                  Tugboat
DBL 81.................................                   Barge
DBL 82.................................                   Barge
Hull No. 422 (to be known as DBL 102)..                   Barge

                            EW HOLDING CORP. VESSELS

              VESSEL NAME                              VESSEL TYPE
              -----------                              -----------
Rebel..................................                  Tugboat
DBL 152................................                   Barge
DBL 134 (Cape Cod).....................                   Barge
Reliable...............................                   Barge
Special T..............................                   Barge
Falcon.................................                  Tugboat
Houma..................................                  Tugboat
Maryland...............................                  Tugboat
Odin...................................                  Tugboat
Great Gull.............................                   Tanker
DBL 2202...............................                   Barge
Aqua (E-12)............................                   Barge
American 21............................                   Barge
Trader II..............................                   Barge
Newark Bay.............................                   Barge
Josiah Bartlett........................                   Barge
Lemon Creek............................                   Barge
Casablanca.............................                   Barge
Spring Creek...........................                   Barge
KTC 20 (HMM 100).......................                   Barge
DBL 101................................                   Barge

                                 SCHEDULE 1.1(b)
                                DRY CARGO BARGES

              VESSEL NAME                             VESSEL TYPE
              -----------                             -----------
Reliable...............................                  Barge
Special T..............................                  Barge

                                 SCHEDULE 1.1(c)
                                      NOTES

MEMBER NOTES

1. The 6.00% Note due April 29, 2004 dated April 30, 1999 by Timothy Casey in favor of KST LLC for the principal sum of $75,000.

2. The 6.50% Note due December 20, 2004 dated December 21, 1999 by Timothy Casey in favor of KST LLC for the principal sum of $64,000.

3. The 3.75% Note due September 29, 2007 dated September 30, 2002 by Timothy Casey in favor of KST LLC for the principal sum of $35,000.

4. The 6.00% Note due April 29, 2004 dated April 30, 1999 by Rick Falcinelli in favor of KST LLC for the principal sum of $15,000.

5. The 6.50% Note due December 20, 2004 dated December 21, 1999 by Rick Falcinelli in favor of KST LLC for the principal sum of $13,000.

6. The 3.75% Note due September 29, 2007 dated September 30, 2002 by Rick Falcinelli in favor of KST LLC for the principal sum of $17,500.

7. The 6.00% Note due April 29, 2004 dated April 30, 1999 by Thomas Sullivan in favor of KST LLC for the principal sum of $15,000.

8. The 6.50% Note due December 20, 2004 dated December 21, 1999 by Thomas Sullivan in favor of KST LLC for the principal sum of $13,000.

9. The 3.75% Note due September 29, 2007 dated September 30, 2002 by Thomas Sullivan in favor of KST LLC for the principal sum of $17,500.

10. The 6.35% Note due September 20, 2005 dated September 20, 2000 by John J. Nicola in favor of KST LLC for the principal sum of $28,000.

11. The 3.75% Note due September 29, 2007 dated September 30, 2002 by John Nicola in favor of KST LLC for the principal sum of $17,500.

12. The 6.62% Note due July 31, 2005 dated July 31, 2000 by Christopher T. Palo in favor of KST LLC for the principal sum of $7,000.

13. The 3.75% Note due September 29, 2007 dated September 30, 2002 by Greg Haslinsky in favor of KST LLC for the principal sum of $20,250.

14. The 3.75% Note due September 29, 2007 dated September 30, 2002 by Terry Gill in favor of KST LLC for the principal sum of $7,750.

15. The 3.75% Note due September 29, 2007 dated September 30, 2002 by Carl Eklof, Jr. in favor of KST LLC for the principal sum of $3,500.

16. The 3.75% Note due September 29, 2007 dated September 30, 2002 by Richard Pittner in favor of KST LLC for the principal sum of $3,500.

TERM LOANS

1.   Term Loan of $9,747,933 aggregate principal amount (as of December 31,
     2003) due March 22, 2005 payable to The CIT Group/Equipment Financing, Inc.

2. Term Loan of $9,333,975 million aggregate principal amount (as of December 31, 2003) due December 3, 2005 payable to TBU Financial, Inc.

3. Term Loan of $2,885,600 million aggregate principal amount (as of December 31, 2003) due December 27, 2006 payable to Fifth Third Bank.

4. Term Loan of $4,729,495 million aggregate principal amount (as of December 31, 2003) due April 30, 2007 payable to TBU Financial, Inc.

5. Term Loan of $5,235,700 million aggregate principal amount (as of December 31, 2003) due April 30, 2007 payable to The CIT Group/Equipment Financing, Inc.

6. Term Loan of $4,160,949 million aggregate principal amount (as of December 31, 2003) due April 30, 2007 payable to The CIT Group/Equipment Financing, Inc.

7. Term Loan of $2,027,751 million aggregate principal amount (as of December 31, 2003) due June 14, 2014 payable to The CIT Group/Equipment Financing, Inc.

8. Term Loan of $2,096,500 million aggregate principal amount (as of December 31, 2003) due December 6, 2014 payable to The CIT Group/Equipment Financing, Inc.

                                 SCHEDULE 1.1(d)
                           BAREBOAT CHARTERED VESSELS

VESSELS

American 21
Aqua
DBL 31
DBL 32
DBL 3201
Falcon
Houma
Kara Sea
KTC 20
Newark Bay
Odin
Spring Creek
Taurus
Trader II

                                 EXHIBIT 3.1(a)

                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                              K-SEA CORP AND CORP5

                                 EXHIBIT 3.1(b)

                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                                  CORP5 AND LP5

                                 EXHIBIT 3.1(c)

                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                             CORP5 AND NEW KST CORP

                                 EXHIBIT 3.2(a)

                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                                  EWH AND CORP4

                                 EXHIBIT 3.2(b)

                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                                  CORP4 AND LP4

                                 EXHIBIT 3.2(c)

                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                                CORP4 AND NEW EWH

                                 EXHIBIT 3.3(a)

                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                                 KST LLC AND LP1

                                 EXHIBIT 3.3(b)

                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                                   LP1 AND LP2

                                 EXHIBIT 3.3(c)

                          AGREEMENT AND PLAN OF MERGER
                                      AMONG
                            LP1, GP1 AND NEW KST LLC

                                   EXHIBIT 3.7

                          AGREEMENT AND PLAN OF MERGER
                                      AMONG
           LP2, GP2, LP4, GP4, LP5, GP5 AND THE OPERATING PARTNERSHIP

                                  EXHIBIT 3.11

                            FORM OF BAREBOAT CHARTER
                                     BETWEEN
                            THE OPERATING PARTNERSHIP
                                       AND
                            K-SEA TRANSPORTATION INC.

                                       E-1